UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2009
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Jon Winkelried, currently President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc. (Goldman Sachs) and a member of Goldman Sachs’ Board of Directors, gave notice on February 12, 2009 of his intention to retire as an executive officer and director, effective March 31, 2009. He will continue to be affiliated with the firm as a senior director.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: February 17, 2009	By:	/s/ Esta E. Stecher
		Name:	Esta E. Stecher
		Title:	Executive Vice President and General Counsel